STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Plan cash held by Columbia Bank	$ 1,727,425	$ 1,419,168
Total assets	1,727,425	1,419,168
LIABILITIES
Payable to purchase shares	1,540,083	1,389,188
Payable to participants and other	187,342	29,980
Total liabilities	1,727,425	1,419,168
NET ASSETS AVAILABLE FOR BENEFITS	$ 0	$ 0